UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2004

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 480-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.

     On October 15, 2004, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the third quarter ended September 30, 2004. Also on October 15, 2004, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com. The information contained in the news release and the Quarterly Financial Review, which are attached as Exhibits 99.1 and 99.2, respectively, to this report, are incorporated herein by reference.

     Huntington’s senior management will host an earnings conference call October 15, 2004, at 11:00 a.m. EST. The call may be accessed via a live Internet web cast at www.huntington-ir.com or through a dial-in telephone number at 866-837-9787. Slides will be available at www.huntington-ir.com just prior to 11:00 a.m. EST on October 15, 2004, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through October 31, 2004, at 888-266-2081; conference call ID 570380.

     The information contained or incorporated by reference in this Current Report on Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Business Risks” included in Item 1 of Huntington’s Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.

     The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

     The exhibits referenced below shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(c) Exhibits.

Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated October 15, 2004.
Exhibit 99.2 – Quarterly Financial Review, September 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: October 15, 2004	By:	/s/ Donald R. Kimble
Donald R. Kimble
Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News release of Huntington Bancshares Incorporated, October 15, 2004.
Exhibit 99.2	Quarterly Financial Review, September 2004.